Exhibit 10.c

         FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE OF ASSETS

     This First Amendment to Agreement of Purchase and Sale of Assets (this "First Amendment") is made as of June 6, 1997 (the "First Amendment Date") to amend that certain Agreement of Purchase and Sale of Assets dated December 31, 1996 (the "Agreement") made by and among the parties identified in the Agreement as Purchaser, Seller and MK. Unless otherwise defined herein, all capitalized words shall have the meanings established in the Agreement. In consideration of the covenants of the parties stated herein, the performances of the parties required hereby and other valuable consideration received, Purchaser, Seller and MK hereby mutually agree to amend the Agreement as follows, all effective as of the First Amendment Date:

1. SEMINOLE LOAN. Pursuant to Section 5.5 of the Agreement, Purchaser made the Seminole Loan to Seller in the original principal amount of $891,316.00 and the Seminole Loan is secured by the Consumer Paper and guaranteed by MK pursuant to the Payment Guaranty. Seller hereby agrees to convey the Consumer Paper to Purchaser and Purchaser hereby agrees to acquire the Consumer Paper from Seller for a purchase price equal to the outstanding balance of the Seminole Loan. The Consumer Paper shall be conveyed by Seller to Purchaser pursuant to the Agreement for Purchase and Sale of Contracts attached hereto as Exhibit A (the "Consumer Paper Purchase Agreement"). Upon conveyance of the Consumer Paper, the Payment Guaranty shall be released and returned to MK by Purchaser's execution and delivery to MK of the Release of Guaranty attached hereto as Exhibit B (the "Release of Guaranty"). The UCC-1 Financing Statement filed in the State of Florida to perfect the security interest in the Consumer Paper shall be released by Purchaser's execution and delivery to Seller of the UCC-2 Termination Statement attached hereto as Exhibit C (the "Termination Statement").

2. KMH LOAN. Section 5.5(b) of the Agreement is hereby deleted in its entirety. Seller acknowledges that Purchaser has no obligation to make the KMH Loan or any other loans relating to the KMH Real Estate at any time.

3. INDEMNIFICATION. Section 8 of the Agreement is amended by the deletion of subsection 8.3(e), and the deletion of Section 8.6. The mortgage securing the covenants of indemnity granted pursuant to Section 8.6 of the Agreement shall be terminated and released by Purchaser's execution and delivery to Seller of the Release of Mortgage attached hereto as Exhibit D (the "Release of Mortgage"). The elimination of the obligation of Seller to indemnify Purchaser for certain Losses on Contracts pursuant to subsection 8.3(e) and the elimination of the security for the indemnities pursuant to Section 8.6 does not release or modify any other covenants of indemnity of Seller and MK set forth in the Agreement and all such other covenants of indemnity of Seller and MK are hereby ratified and affirmed.

Except as amended by this First Amendment, the Agreement remains in full force and effect and is hereby ratified and affirmed by Purchaser, Seller and MK.

IN WITNESS WHEREOF, Purchaser, Seller, and MK acknowledge their receipt, review, understanding an acceptance of this First Amendment, all effective as of the First Amendment Date.

Ugly Duckling Corporation,  Seminole Finance Corporation
a Delaware corporation      a Florida corporation

By:  /s/Steven P. Johnson   By:  /s/ Michael Krizmanich
Name:   Steven P. Johnson   Name:    Michael Krizmanich
Its:    Sr. Vice President  Its:     President


                            Second Chance Finance, Inc.
                            a Florida corporation

                            By:  /s/ Michael Krizmanich
                            Name:    Michael Krizmanich
                            Its:     President


                            Second Chance Wholesale, Inc.
                            a Florida corporation

                            By:  /s/ Michael Krizmanich
                            Name:    Michael Krizmanich
                            Its:     President


                            Michael Krismanich

                            By:  /s/ Michael Krizmanich
                            Name:    Michael Krizmanich
                            Its:     President

                          EXHIBITS (Not Included)


A.          Consumer  Paper  Purchase  Agreement

B.          Release  of  Guaranty

C.          Termination  Statement

D.          Release  of  Mortgage














































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